                                                       Exhibit 10 (h)




                    SCHEDULE OF AGREEMENTS WITH EXECUTIVE OFFICERS
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                 The Company has entered into agreements with the following individuals. Such agreements are substantially identical in all material respects to the form of agreement set forth in Exhibit (10) (g).

                                        George R. Bennyhoff

                                        John R. Gailey III

                                        J. E. Dorsey

                                        Stephen M. Heumann

                                        Raymond J. Land

                                        Anna Mae Papso

                                        Victor E. Ziegler